UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2011
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition and Disposition of Assets.
As previously reported in our Current Report on Form 8-K filed on November 4, 2010, we were in default of a loan that we, through NNN VF 7777 Bonhomme Avenue, LLC, our wholly owned subsidiary, had entered into with General Electric Capital Corporation, or the lender, on October 25, 2007, in connection with our purchase of Sevens Building, located in St. Louis, Missouri, or the Sevens Building property, due to non-payment of the outstanding principal balance upon maturity of the loan on October 31, 2010. The loan with the lender was evidenced by a loan agreement and a non-recourse promissory note in the original principal amount of $23,500,000 and was secured by a deed of trust, security agreement and fixture filing, or the loan agreement.
As noted in our Annual Report on Form 10-K filed on March 18, 2011, we had received a letter from the lender on March 7, 2011, indicating that the lender had initiated a foreclosure action on the Sevens Building property pursuant to our default of the loan agreement and that a successor trustee had been appointed by the lender to conduct a public auction for the sale of the Sevens Building property on March 25, 2011.
On March 25, 2011, the successor trustee appointed by the lender conducted a public auction and sold the Sevens Building property to General Electric Credit Equities, an entity affiliated with the lender, or the buyer, for a sale price of $17,400,000. As a result of the sale, our 100% ownership interest in the Sevens Building property was sold and conveyed to the buyer and a trustee’s deed was recorded on the Sevens Building property in favor of the buyer. We did not receive any cash proceeds from the sale of the property as the sale price was less than the outstanding principal balance of the loan, which was $21,494,000 at the time of the sale. Our manager, Grubb & Ellis Realty Investors, LLC, was not paid a disposition fee in connection with the sale of the property.

Item 9.01	Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

I.	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2010	3

II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010	4

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010	5

IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2010	6

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized if we had disposed of Sevens Building, located in St. Louis, Missouri, or the Sevens Building property, or Four Resource Square, located in Charlotte, North Carolina, or the Four Resource Square property, as of the dates set forth below. The unaudited pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. In management’s opinion, all adjustments necessary to reflect the transactions have been made. The disposition of the Four Resource Square property, which occurred on January 20, 2011, was previously reported on our Current Report on Form 8-K filed with the United States Securities and Exchange Commission, or the SEC, on January 26, 2011.
The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2010 is presented as if the dispositions of the Sevens Building and Four Resource Square properties had occurred on December 31, 2010.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 is presented as if the dispositions of the Sevens Building and Four Resource Square properties had occurred on January 1, 2010. In accordance with the rules and regulations of the SEC, only items reported within income (loss) from continuing operations in our historical consolidated statement of operations have been presented in our unaudited pro forma condensed consolidated statement of operations.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the dispositions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of December 31, 2010
(Unaudited)

		Sale of	Sale of Four
	Company	Sevens Building	Resource Square	Company
	Historical(A)	Property(B)	Property(C)	Pro Forma
ASSETS
Real estate investments:
Properties held for non-sale disposition, net	$27,218,000	$(14,401,000)	$(12,817,000)	$—
Investments in unconsolidated real estate	24,000	—	—	24,000

	27,242,000	(14,401,000)	(12,817,000)	24,000

Cash and cash equivalents	2,031,000	(522,000)	(233,000)	1,276,000
Accounts receivable, net	79,000	(79,000)	—	—
Restricted cash	646,000	(153,000)	(276,000)	217,000
Intangible asests related to properties held for non-sale disposition, net	1,951,000	(1,369,000)	(582,000)	—
Other assets related to properties held for non-sale disposition, net	738,000	(387,000)	(351,000)	—

Total assets	$32,687,000	$(16,911,000)	$(14,259,000)	$1,517,000

LIABILITIES AND (DEFICIT) EQUITY
Mortgage loans payable secured by properties held for non-sale disposition	$43,471,000	$(21,494,000)	$(21,977,000)	$—
Accounts payable and accrued liabilities	613,000	(364,000)	(197,000)	52,000
Accounts and loans payable due to related parties	32,000	(12,000)	(20,000)	—
Other liabilities related to properties held for non-sale disposition	422,000	(199,000)	(223,000)	—
Other liabilities	217,000	—	—	217,000

Total liabilities	44,755,000	(22,069,000)	(22,417,000)	269,000

(Deficit) Equity:
NNN 2003 Value Fund, LLC unit holders’ (deficit) equity	(12,068,000)	5,158,000	8,158,000	1,248,000
Noncontrolling interest equity	—	—	—	—

Total (deficit) equity	(12,068,000)	5,158,000	8,158,000	1,248,000

Total liabilities and (deficit) equity	$32,687,000	$(16,911,000)	$(14,259,000)	$1,517,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(Unaudited)

		Sale of	Sale of Four
	Company	Sevens Building	Resource Square	Company
	Historical(A)	Property(D)	Property(E)	Pro Forma

Revenues:
Rental revenue of operations held for non-sale disposition	$6,852,000	$(4,304,000)	$(2,548,000)	$—

Expenses:
Operating expenses of operations held for non-sale disposition	5,235,000	(3,432,000)	(1,803,000)	—
General and administrative	362,000	—	—	362,000
Real estate related impairments of operations held for non-sale disposition	5,300,000	(5,300,000)	—	—

Total expenses	10,897,000	(8,732,000)	(1,803,000)	362,000

Loss before other income (expense) and discontinued operations	(4,045,000)	4,428,000	(745,000)	(362,000)
Other income (expense):
Interest expense of operations held for non-sale disposition	(3,244,000)	1,604,000	1,640,000	—
Interest and dividend income	23,000	(2,000)	(1,000)	20,000
Equity in income of unconsolidated real estate	619,000	—	—	619,000
Other income	24,000	—	—	24,000

(Loss) income from continuing operations	$(6,623,000)	$6,030,000	$894,000	$301,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2010
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	As reported in our Annual Report on Form 10-K for the year ended December 31, 2010.

(B)
Adjustments have been made to reflect the sale of the Sevens Building property at a public auction to an entity affiliated with the lender of the Sevens Building property as if the sale had occurred on December 31, 2010. As such, adjustments have been made to remove the carrying value of the property of $14,401,000 and the related mortgage loan of $21,494,000 as of December 31, 2010, as well as other assets and liabilities related to the Sevens Building property.

(C)
Adjustments have been made to reflect the sale of the Four Resource Square property to an entity affiliated with the lender of the Four Resource Square property for a sales price equal to the outstanding principal balance of the loan, plus accrued interest and any other amounts due under the loan documents, as if the sale had occurred on December 31, 2010. As such, adjustments have been made to remove the carrying value of the property of $12,817,000 and the related mortgage loan of $21,977,000 as of December 31, 2010, as well as other assets and liabilities related to the Four Resource Square property.

(D)
Adjustments have been made to reflect the sale of the Sevens Building property at a public auction to an entity affiliated with the lender of the Sevens Building property as if the sale had occurred on January 1, 2010. As such, adjustments have been made to remove all revenues and expenses of the Sevens Building property during the year ended December 31, 2010.

(E)
Adjustments have been made to reflect the sale of the Four Resource Square property to an entity affiliated with the lender of the Four Resource Square property as if the sale had occurred on January 1, 2010. As such, adjustments have been made to remove all revenues and expenses of the Four Resource Square property during the year ended December 31, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
March 31, 2011	By:	/s/ Steven M. Shipp
	Name:	Steven M. Shipp
	Title:	Executive Vice President, Portfolio Management of Grubb & Ellis Realty Investors, LLC, the Manager of NNN 2003 Value Fund, LLC (principal executive officer)